SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 2000
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                        Oakwood Mortgage Investors, Inc.
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               (Exact name of registrant as specified in charter)


            Nevada                333-72621            88-0396566
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     (State or other jurisdiction  (Commission           (IRS Employer
      of incorporation)            File Number)       Identification No.)


       101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (702) 949-0056
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         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

              On November 15, 2000, Oakwood Mortgage Investors, Inc., a Nevada corporation (the "Registrant"), Oakwood Acceptance Corporation, a North Carolina corporation ("OAC") and Chase Manhattan Trust Company, National Association, as trustee (the "Trustee") entered into Amendment No. 1 ("Amendment No. 1") to the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999, by and among the Registrant, OAC and the Trustee (the "Series Agreement"), which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, May 1999 Edition. In addition, on November 15, 2000, Oakwood Homes Corporation, a North Carolina corporation ("OHC") and the Trustee entered into a Discharge and Release (the "Discharge and Release") in respect of that certain Limited Guarantee, dated as of June 1, 1999 by and between OHC and the Trustee ("Limited Guarantee"). Amendment No. 1 and the Discharge and Release each address the complete and unconditional removal of the Limited Guarantee of OHC in respect of collections on the underlying trust assets in an amount sufficient to make required distributions of principal and interest on the Class B-2 Certificates issued pursuant to the Series Agreement. The holder of the entire interest in such Class B-2 Certificates consented in writing to Amendment No. 1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibits
      --------

      4.1 Amendment No. 1 to Series 1999-C Pooling and Servicing Agreement, dated as of November 1, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.

      99.1 Discharge and Release, dated as of November 1, 2000, by and between Oakwood Homes Corporation, a North Carolina corporation, and Chase Manhattan Trust Company, National Association, as trustee.

                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      November 22, 2000                    OAKWOOD MORTGAGE
                                           INVESTORS, INC.


                                           By: /s/ Dennis W. Hazelrigg
                                              --------------------------------
                                           Name:  Dennis W. Hazelrigg
                                           Title:  President

                                INDEX TO EXHIBITS
                                -----------------

      4.1 Amendment No. 1 to Series 1999-C Pooling and Servicing Agreement, dated as of November 1, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.

      99.1 Discharge and Release, dated as of November 1, 2000, by and between Oakwood Homes Corporation, a North Carolina corporation, and Chase Manhattan Trust Company, National Association, as trustee.